Exhibit 99.2

Paper | Packaging | Solutions 2024 Fourth Quarter and Full Year Results February 12, 2025

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 2 Forward Looking Statements The presentation includes certain “forward-looking statements” (including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, the plans, strategies, outcomes, outlooks, and prospects, both business and financial, of Smurfit Westrock, the expected benefits of the completed Combination (including, but not limited to, synergies), and any other statements regarding the Company's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of the Company, are forward-looking statements. Words such as “may”, “will”, “could”, “should”, “would”, “anticipate”, “intend”, “estimate”, “project”, “plan”, “believe”, “expect”, “target”, “prospects”, “potential”, “commit”, “forecasts”, “aims”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; developments related to pricing cycles and volumes; intense competition; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made events, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the Company's ability to respond to changing customer preferences and to protect intellectual property; the amount and timing of the Company's capital expenditures; risks related to international sales and operations; failures in the Company's quality control measures and systems resulting in faulty or contaminated products; cybersecurity risks, including threats to the confidentiality, integrity and availability of data in the Company's systems; works stoppages and other labor disputes, the Company’s ability to establish and maintain effective internal controls over financial reporting in accordance with SOX, and remediate any weaknesses in controls and processes; the Company's ability to retain or hire key personnel; risks related to sustainability matters, including climate change and scarce resources, as well as the Company's ability to comply with changing environmental laws and regulations; the Company's ability to successfully implement strategic transformation initiatives; results and impacts of acquisitions by the Company; the Company's significant levels of indebtedness; the impact of the Combination on the Company's credit ratings; the potential impairment of assets and goodwill; the availability of sufficient cash to distribute dividends to the Company's shareholders in line with current expectations; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (such as the COVID-19 pandemic), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations, geo-economic fragmentation and protectionism such as tariffs, trade wars or similar governmental actions affecting the flows of goods, services or currency; legal proceedings instituted against the Company; actions by third parties, including government agencies; the Company's ability to promptly and effectively integrate Smurfit Kappa's and WestRock's businesses; the Company's ability to achieve the synergies and value creation contemplated by the Combination; the Company's ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that the Company should be treated as a US corporation or be subject to certain unfavorable US federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company's group operates or in economic or technological trends or conditions, and other risk factors included in the Company's filings with the Securities and Exchange Commission. Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the UK Market Abuse Regulation and other applicable regulations), the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 3 Non-GAAP Financial Measures and Reconciliations Smurfit Westrock plc (“Smurfit Westrock”) reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock’s board of directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Adjusted Free Cash Flow”, “Net Debt” and “Net Leverage Ratio.” We discuss below details of the non-GAAP financial measures presented by us and provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Definitions Smurfit Westrock uses the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin” to evaluate its overall performance. The composition of Adjusted EBITDA is not addressed or prescribed by GAAP. Smurfit Westrock defines Adjusted EBITDA as income before income taxes, unallocated corporate costs, depreciation, depletion and amortization, interest expense, net, pension and other postretirement non-service (benefit) expense, net, share-based compensation expense, other expense, net, impairment of goodwill and other assets, amortization of fair value step up on inventory, transaction and integration-related expenses associated with the Combination and other specific non-recurring items that management believes are not indicative of the ongoing operating results of the business. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Sales. Management believes Adjusted EBITDA and Adjusted EBITDA Margin measures provide Smurfit Westrock’s management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s performance because, in addition to income tax expense, depreciation, depletion and amortization expense, interest expense, net, pension and other postretirement non service (benefit) expense, net, and share-based compensation expense, Adjusted EBITDA also excludes restructuring costs, impairment of goodwill and other assets and other specific items that management believes are not indicative of the operating results of the business. Smurfit Westrock and its board of directors use this information in making financial, operating and planning decisions and when evaluating Smurfit Westrock’s performance relative to other periods. Smurfit Westrock uses the non-GAAP financial measure “Adjusted Free Cash Flow”. Smurfit Westrock defines Adjusted Free Cash Flow as net cash provided by operating activities as adjusted for capital expenditures and to exclude certain costs not reflective of underlying operations. Management utilizes this measure in connection with managing Smurfit Westrock’s business and believes that Adjusted Free Cash Flow is useful to investors as a liquidity measure because it measures the amount of cash generated that is available, after reinvesting in the business, to maintain a strong balance sheet, pay dividends, repurchase stock, service debt and make investments for future growth. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. By adjusting for certain items that are not indicative of Smurfit Westrock’s underlying operational performance, Smurfit Westrock believes that Adjusted Free Cash Flow also enables investors to perform meaningful comparisons between past and present periods. Smurfit Westrock uses the non-GAAP financial measures “Net Debt” and “Net Leverage Ratio” as useful measures to highlight the overall movement resulting from its operating and financial performance and its overall leverage position. Management believes these measures provide Smurfit Westrock’s board of directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock’s repayment of debt relative to other periods. Smurfit Westrock defines Net Debt as borrowings net of cash and cash equivalents. Smurfit Westrock defines Net Leverage Ratio as Net Debt divided by last twelve months (“LTM”) Adjusted EBITDA. Full Year Combined Adjusted EBITDA reflects unaudited financial information for Smurfit Kappa and WestRock on a combined basis, from January 1, 2024. This includes financial information for the six months ended June 30, 2024, as described in the Supplemental Unaudited Historical Segment Financial Information on a Combined Basis presented in our Current Report on Form 8-K filed with the SEC on September 24, 2024, and financial information for the first five days of July, due to the Combination closing on July 5, 2024. Such information has not been prepared in compliance with Article 11 of Regulation S-X, nor prepared on a consolidated basis under U.S. GAAP. Combined Adjusted EBITDA Margin is calculated as Full Year Combined Adjusted EBITDA divided by Combined Net Sales.

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 4 Delivering

Smurfit Westrock Q4 | 2024 Results | 5 Paper | Packaging | Solutions Our global operating platform supports local implementation North America Latin America Europe, MEA, and APAC

Smurfit Westrock Q4 | 2024 Results | 6

Smurfit Westrock

The go-to sustainable packaging partner of choice. We offer an unrivalled product portfolio and bring expertise, scale and a global presence of ~500 packaging and other facilities as well as 62 mills across 40 countries

~$31
billion net sales

~500
packaging and other facilities

62
mills

14
million tons recycled fiber consumed

40
countries

~300,000
acres of forestland (123,000 hectares)

23+ million tons of paper capacity

~100,000
colleagues

Paper | Packaging | Solutions

Smurfit Westrock Q4 | 2024 Results | 7

Leadership team with a strong track record of delivery



Tony Smurfit
President and Group CEO

Ken Bowles
Executive Vice President and Group CFO

Alvaro Henao
President and CEO, LATAM

Saverio Mayer
President and CEO, EMEA + APAC

Laurent Sellier
President and CEO, North America

>170 years of combined experience

Regional Leadership Teams	# Members	Years of Experience
North America	10	~180
EMEA & APAC	9	~180
LATAM	12	~240

Paper | Packaging | Solutions

Smurfit Westrock

Paper | Packaging | Solutions EBITDA margin* Dividend** Net leverage ratio* Return on capital employed* 10 12 14 16 18 20 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 5 10 15 20 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 0.5 1 1.5 2 2.5 3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 50 100 150 200 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 *EBITDA margin, net leverage ratio and return on capital employed are historic reported non-GAAP IFRS performance measures, and are calculated in euro. Graphs represent historical financial performance under legacy Smurfit Kappa Group. Prior performance is not necessarily indicative of future results % % € cent Strong track record of delivery • Applied an owner/operator, performance-led culture • De-centralized operations • Visibility on plant level P&L and balance sheet • A sharp commercial focus • Invested to reduce operating costs and improve efficiency • Expanded training and development opportunities • Returns focused, disciplined capital allocation and execution Smurfit Westrock Q4 | 2024 Results | 8 ** Dividend history represents legacy Smurfit Kappa Group dividends. Any future dividends are subject to market conditions and appropriate Board approvals.

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 9 Successful initial phase of the transformation journey ✓ Delivering to plan – Full Year Combined Adjusted EBITDA* of $4.7 billion in FY 2024 ✓ Synergy program of $400 million on track to complete in FY 2025 ✓ Opportunities identified to create additional value of over $400 million ✓ Anticipated capex for 2025, $2.2-$2.4 billion ✓ Strong buy-in of people in creating a successful Smurfit Westrock ✓ Decentralization leading to more streamlined organization * Full Year Combined Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for the reconciliation of this measure to the most comparable GAAP measure. Smurfit Westrock Q4 | 2024 Results | 9

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 10 Optimizing production Since the beginning of 2023 we have: ✓ Closed 32 packaging facilities ✓ Closed three mills ✓ Divested four mills Improve operational efficiency through strategic consolidation Achieve cost savings by reducing redundant facilities Enhance focus on core facilities leads to better resource allocation Smurfit Westrock Q4 | 2024 Results | 10

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 11 Investing for growth Significant ongoing investment in the mill and packaging facility network to take out cost, increase efficiency and meet the needs of our diverse customer base, including: Recent Significant Capex • Mold • Longview • Pleasant Prairie • Cerro Gordo • Facture • Pruskzow • Rethel • Bruhl • Cali • Bag-in-Box On these projects alone, investment amounted to: >$750 million Smurfit Westrock Q4 | 2024 Results | 11

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 12 What’s next: ✓ Capitalizing on our excellent market positions and asset quality ✓ Empowering experienced and motivated people who want to be part of a winning team ✓ Further sharpening of commercial focus across the organization ✓ Expanding our ‘value over volume’ philosophy - presenting the customer with innovative solutions ✓ Continued operating and financial excellence ✓ Continued disciplined capital allocation decisions enhancing operating efficiency, margin and returns Smurfit Westrock Q4 | 2024 Results | 12

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 13 Financials

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 14 $7.539 Billion Net Sales $1.166 Billion Adjusted EBITDA* 15.5% Adjusted EBITDA Margin* $257m Adjusted Free Cash Flow* Q4 2024 Smurfit Westrock results *Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures. Smurfit Westrock Q4 | 2024 Results | 14

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 15 Q4 Highlights Smurfit Westrock | North America Q4 24 Net Sales (aggregate) $4.6 billion Adjusted EBITDA* $710 million Adjusted EBITDA Margin* 15.4% Corrugated Volume Δ Flat *Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance. • Focus on value over volume • Positive overall trend in safety statistics, emphasis on local accountability, leadership, employee engagement • Further reduction in overall employee numbers as a consequence of continued decentralization • Quality, service and productivity metrics continue to improve • Paper integration continues, synergies being realized • Operational focus: – paper grades/board combinations and supply chain optimization in the mill network; – with customer centricity, cost control, innovation and commercial focus the emphasis of the converting operations Smurfit Westrock Q4 | 2024 Results | 15

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 16 Q4 Highlights Smurfit Westrock | EMEA + APAC Q4 24 Net Sales (aggregate) $2.5 billion Adjusted EBITDA* $371 million Adjusted EBITDA Margin* 14.7% Corrugated Volume Δ Flat • Record performance from a safety perspective • Record On-Time-In-Full (service) statistics • Record corrugator productivity • New consumer packaging sales organization developed • 10 converting machines installed • Continued investment in Bag-In-Box • Significant other investment in new corrugators, safety systems, efficiency projects and capacity expansion in paper and converting operations *Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance. Smurfit Westrock Q4 | 2024 Results | 16

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 17 Q4 Highlights Smurfit Westrock | LATAM Q4 24 Net Sales (aggregate) $0.5 billion Adjusted EBITDA* $121 million Adjusted EBITDA Margin* 23.1% Corrugated Volume Δ -3.4% • Further investment in 2025 on mill expansion projects, new converting equipment and paper machine upgrades will capture growth in this dynamic region • Value over volume approach has consistently contributed toward stronger customer relationships and higher margin • Continued progress on cost take-out, efficiency and growth • Optimization of cost base remains a priority • Brazil and Colombia are major contributors to regional earnings – account for over 75% of the region's earnings *Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance. Smurfit Westrock Q4 | 2024 Results | 17

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 18 Growth, integration and sustainability focused 2025 – $2.2bn - $2.4bn Progressive policy* is a key component of capital allocation discussion Previously announced quarterly dividend of $0.4308 per ordinary share Strong investment grade credit rating with a long-term target of <2x net leverage ratio Selective when other capital allocation demands have been satisfied Capital expenditure Dividend Balance sheet Other shareholder returns Capital allocation Disciplined approach – returns based Disciplined, value M+A accretive approach Capital allocation *Subject to applicable law and required Board approvals Paper | Packaging | Solutions

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 19 Conclusion

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 20 Increasingly excited about the opportunities and prospects ahead “ “ “ ✓ Experienced and motivated people ✓ Unrivalled scale and geographical footprint across 40 countries ✓ Diverse product portfolio with unique development applications – solving customers problems ✓ Leading market positions ✓ Significant, value creating opportunities for growth and cost take out ✓ Returns focused capital allocation ✓ Depth of expertise of this management team The operational and financial expertise that are hallmarks of this management team are already being applied as we transform the combined business. - Tony Smurfit Why we will win Paper | Packaging | Solutions

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 21 Attractive long-term fundamentals “ “ Paper | Packaging | Solutions ✓ Continued and meaningful progress on our transformation journey ✓ Strong structural growth drivers ✓ Product that is increasingly valued by the end consumer and our customers ✓ Differentiated offering wins and retains business ✓ Team with a strong track record of delivery ✓ Shared commitment to driving shareholder value creation While we are at the beginning of our journey, I am immensely proud of what our teams have achieved in our first six months as Smurfit Westrock. - Tony Smurfit Smurfit Westrock Q4 | 2024 Results | 21

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 22 Appendices

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 23 Full Year 2024 Smurfit Westrock combined YTD* Combined Net Sales $30,904m Combined Adjusted EBITDA** $4,706m Combined Adjusted EBITDA Margin** 15.2% Combined Net Leverage Ratio** 2.7x *Full Year Combined Adjusted EBITDA reflects unaudited financial information for Smurfit Kappa and WestRock on a combined basis, from January 1, 2024. This includes financial information for the six months ended June 30, 2024, as described in the Supplemental Unaudited Historical Segment Financial Information on a Combined Basis presented in our Current Report on Form 8-K filed with the SEC on September 24, 2024, and financial information for the first five days of July, due to the Combination closing on July 5, 2024. Such information has not been prepared in compliance with Article 11 of Regulation S-X, nor prepared on a consolidated basis under U.S. GAAP. Combined Adjusted EBITDA Margin is calculated as Full Year Combined Adjusted EBITDA divided by Combined Net Sales. **Combined Adjusted EBITDA, Combined Adjusted EBITDA Margin and Combined Net Leverage Ratio are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures.

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 24 Cash interest ~$0.7 billion Cash tax ~$0.6 billion Effective tax rate ~26% Capital expenditure ~$2.2 – $2.4 billion 2025 Q1 Adjusted EBITDA* ~ $1.25 billion 2025 Guidance *Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Smurfit Westrock Q4 | 2024 Results | 25

Reconciliations to most comparable GAAP measure

Set forth below is a reconciliation of the non-GAAP financial measures Adjusted EBITDA and Adjusted EBITDA Margin to Net Income and Net Income Margin, the most directly comparable GAAP measures, for the periods indicated.

in $ millions, except margins

	Three months ended		Twelve months ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income	$ 146	$ 50	$ 319	$ 826
Income tax expense	77	54	241	312
Depreciation, depletion and amortization	593	150	1,464	580
Amortization of fair value step up on inventory	(3)	-	224	-
Transaction and integration-related expenses associated with the Combination	45	61	395	78
Interest expense, net	173	30	398	139
Pension and other postretirement non-service (benefit) expense, net	(7)	20	24	49
Share-based compensation expense	52	23	206	66
Other expense, net	12	27	25	46
Other adjustments (1)	78	32	90	32
Adjusted EBITDA	**$ 1,166**	**$ 447**	**$ 3,386**	**$ 2,128**
Net Sales	**$ 7,539**	**$ 2,862**	**$ 21,109**	**$ 12,093**
Net Income Margin (Net Income/Net Sales)	**1.9%**	**1.8%**	**1.5%**	**6.8%**
Adjusted EBITDA Margin (Adjusted EBITDA/Net Sales)	**15.5%**	**15.6%**	**16.0%**	**17.6%**

(1) Other adjustments for the three months ended December 31, 2024, include a non-recurring, non-cash currency translation adjustment in Argentina of $42 million, restructuring costs of $34 million and losses at closed facilities of $2 million (three months ended December 31, 2023: $- million, $32 million and $- million, respectively). Other adjustments for the twelve months ended December 31, 2024, include restructuring costs of $56 million, a non-recurring, non-cash currency translation adjustment in Argentina of $42 million and losses at closed facilities of $10 million partially offset by a reimbursement of a fine from the Italian Competition Authority of $18 million (twelve months ended December 31, 2023: $32 million, $- million, $- million and $- million, respectively).

Paper | Packaging | Solutions

Smurfit Westrock

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 26 Reconciliations to most comparable GAAP measure (continued) Set forth below is a reconciliation of the non-GAAP financial measure Adjusted Free Cash Flow to Net cash provided by operating activities, the most directly comparable GAAP measure, for the periods indicated. Set forth below is a reconciliation of the non-GAAP financial measures Net Debt and Combined Net Leverage Ratio to total borrowings, the most directly comparable GAAP measure, for the period indicated. (1) Includes unamortized debt issuance costs. in $ millions, except Net Leverage Ratio December 31, 2024 Current portion of debt (1) $ 1,053 Non-current debt due after one year (1) 12,542 Less: Cash and cash equivalents (855) Net Debt $ 12,740 Combined Adjusted EBITDA (LTM) $ 4,706 Combined Net Leverage Ratio 2.7x (Net Debt/Combined Adjusted EBITDA (LTM)) in $ millions Three months ended Twelve months ended December 31, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Net cash provided by operating activities $ 781 $ 611 $ 1,483 $ 1,559 Capital expenditures (569) (268) (1,466) (929) Free Cash Flow $ 212 $ 343 $ 17 $ 630 Adjustments: Transaction and integration costs 80 49 443 66 Bridge facility fees - 2 - 10 Restructuring costs 18 3 64 16 Italian competition fine reduction (18) - (18) - Tax on above items (35) (6) (77) (6) Adjusted Free Cash Flow $ 257 $ 391 $ 429 $ 716

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 27 Reconciliations to most comparable GAAP measure for Full Year Combined Adjusted EBITDA Set forth below is a reconciliation of the non-GAAP financial measures Full Year Combined Adjusted EBITDA to Net Income, the most directly comparable GAAP measure. (1) Other adjustments for the twelve months ended December 31, 2024, primarily include restructuring costs of $118 million, a non-recurring, non-cash currency translation adjustment in Argentina of $42 million, business transformation costs of $35 million, losses at closed facilities of $22 million partially offset by a reimbursement of a fine from the Italian Competition Authority of $18 million. in $ millions, except margins Twelve Months Ended December 31, 2024 Net income as reported by Smurfit Westrock $ 319 Preacquisition net loss of WestRock (16) Combined Net Income 303 Combined: Income tax expense 258 Depreciation, depletion and amortization 2,270 Amortization of fair value step up on inventory 224 Transaction and integration-related expenses associated with the Combination 531 Interest expense, net 613 Pension and other postretirement non-service expense, net 28 Share-based compensation expense 231 Other expense, net 52 Other adjustments (1) 196 Combined Adjusted EBITDA $ 4,706 Combined Net Sales $ 30,904 Combined Net Income Margin (Combined Net Income/Combined Net Sales) 1.0% Combined Adjusted EBITDA Margin (Combined Adjusted EBITDA/Combined Net Sales) 15.2%

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 28 Our Purpose Create Protect Care

Paper | Packaging | Solutions Smurfit Westrock Q4 | 2024 Results | 29